EXHIBIT 99.1

WESTERN GAS ANNOUNCES
SECOND-QUARTER 2017 RESULTS

ANNOUNCES NEW DJ BASIN PROCESSING PLANT

HOUSTON, July 25, 2017 – Western Gas Partners, LP (NYSE: WES) (“WES” or the “Partnership”) and Western Gas Equity Partners, LP (NYSE: WGP) (“WGP”) today announced second-quarter 2017 financial and operating results.
WESTERN GAS PARTNERS, LP
Net income (loss) available to limited partners for the second quarter of 2017 totaled $82.9 million, or $0.49 per common unit (diluted), with second-quarter 2017 Adjusted EBITDA(1) of $274.8 million and second-quarter 2017 Distributable cash flow(1) of $247.2 million.
WES previously declared a quarterly distribution of $0.890 per unit for the second quarter of 2017. This distribution represented a 2% increase over the prior quarter’s distribution and a 7% increase over the second-quarter 2016 distribution of $0.830 per unit. The second-quarter 2017 Coverage ratio(1) of 1.19 times was based on the quarterly distribution of $0.890 per unit.
“We continue to achieve significant milestones in the Delaware Basin that enhance both our competitive position in the area and our ability to serve the increasing needs of producers. These include the DBJV-for-Marcellus asset exchange, the early settlement of the DBJV Deferred Purchase Price Obligation, and the successful start-up of our produced water gathering and disposal systems,” said Chief Executive Officer, Benjamin Fink. “Additionally, we are excited to announce the sanctioning of the Latham plant in the DJ Basin, which will consist of two cryogenic processing trains with a total capacity of 400 MMcf/d. These trains will be supported by long-term volumetric commitments from Anadarko, and are scheduled to come online in the first and third quarters of 2019.”

(1) Please see the tables at the end of this release for a reconciliation of GAAP to non-GAAP measures and calculation of the Coverage ratio.

Total throughput attributable to WES for natural gas assets for the second quarter of 2017 averaged 3.5 Bcf/d, which was 12% below the prior quarter and 10% below the second quarter of 2016. Total throughput attributable to WES for natural gas was 2% above the prior quarter when adjusted for the impact of the DBJV-for-Marcellus asset exchange that closed in March 2017. Total throughput for crude, NGL and produced water assets for the second quarter of 2017 averaged 182 MBbls/d, which was 8% above the prior quarter and 3% below the second quarter of 2016.
Capital expenditures attributable to WES, including equity investments but excluding acquisitions, totaled $133.6 million on a cash basis and $148.2 million on an accrual basis during the second quarter of 2017, with maintenance capital expenditures on a cash basis of $11.4 million.
WESTERN GAS EQUITY PARTNERS, LP
WGP indirectly owns the entire general partner interest in WES, 100% of the incentive distribution rights in WES and 50,132,046 WES common units. Net income (loss) available to limited partners for the second quarter of 2017 totaled $104.9 million, or $0.48 per common unit (diluted).
WGP previously declared a quarterly distribution of $0.52750 per unit for the second quarter of 2017. This distribution represented a 7% increase over the prior quarter’s distribution and a 22% increase over the second-quarter 2016 distribution of $0.43375 per unit. WGP will receive distributions from WES of $116.3 million attributable to the second quarter and will pay $115.5 million in distributions for the same period.
CONFERENCE CALL TOMORROW AT 11 A.M. CDT
WES and WGP will host a joint conference call on Wednesday, July 26, 2017, at 11:00 a.m. Central Daylight Time (12:00 p.m. Eastern Daylight Time) to discuss second-quarter 2017 results. Individuals who would like to participate should dial 877-883-0383 (Domestic) or 412-902-6506 (International) approximately 15 minutes before the scheduled conference call time, and enter participant access code 1783522. To access the live audio webcast of the conference call, please visit the investor relations section of the Partnership’s website at www.westerngas.com. A replay of the conference call will also be available on the website for two weeks following the call.

Western Gas Partners, LP (“WES”) is a growth-oriented Delaware master limited partnership formed by Anadarko Petroleum Corporation to acquire, own, develop and operate midstream energy assets. With midstream assets located in the Rocky Mountains, North-central Pennsylvania and Texas, WES is engaged in the business of gathering, compressing, treating, processing and transporting natural gas; gathering, stabilizing and transporting condensate, natural gas liquids and crude oil; and gathering and disposing of produced water for Anadarko, as well as for other producers and customers.
Western Gas Equity Partners, LP (“WGP”) is a Delaware master limited partnership formed by Anadarko to own the following types of interests in WES: (i) the general partner interest and all of the incentive distribution rights in WES, both owned through WGP’s 100% ownership of WES’s general partner, and (ii) a significant limited partner interest in WES.
For more information about Western Gas Partners, LP and Western Gas Equity Partners, LP, please visit www.westerngas.com.
This news release contains forward-looking statements. WES and WGP’s management believes that their expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this news release. These factors include the ability to meet financial guidance or distribution growth expectations; the ability to safely and efficiently operate WES’s assets; the supply of, demand for, and price of oil, natural gas, NGLs and related products or services; the ability to meet projected in-service dates for capital growth projects; construction costs or capital expenditures exceeding estimated or budgeted costs or expenditures; and the other factors described in the “Risk Factors” sections of WES’s and WGP’s most recent Forms 10-K and Forms 10-Q filed with the Securities and Exchange Commission and in their other public filings and press releases. Western Gas Partners and Western Gas Equity Partners undertake no obligation to publicly update or revise any forward-looking statements.

# # #

WESTERN GAS CONTACT
Jonathon E. VandenBrand
Director, Investor Relations
jon.vandenbrand@anadarko.com
832.636.6000

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures

Below are reconciliations of (i) net income (loss) attributable to Western Gas Partners, LP (GAAP) to WES’s Distributable cash flow (non-GAAP), (ii) net income (loss) attributable to Western Gas Partners, LP (GAAP) and net cash provided by operating activities (GAAP) to Adjusted EBITDA attributable to Western Gas Partners, LP (“Adjusted EBITDA”) (non-GAAP), and (iii) operating income (loss) (GAAP) to Adjusted gross margin attributable to Western Gas Partners, LP (“Adjusted gross margin”) (non-GAAP), as required under Regulation G of the Securities Exchange Act of 1934. Management believes that WES’s Distributable cash flow, Adjusted EBITDA, Adjusted gross margin, and Coverage ratio are widely accepted financial indicators of WES’s financial performance compared to other publicly traded partnerships and are useful in assessing its ability to incur and service debt, fund capital expenditures and make distributions. Distributable cash flow, Adjusted EBITDA, Adjusted gross margin and Coverage ratio, as defined by WES, may not be comparable to similarly titled measures used by other companies. Therefore, WES’s Distributable cash flow, Adjusted EBITDA, Adjusted gross margin and Coverage ratio should be considered in conjunction with net income (loss) attributable to Western Gas Partners, LP and other applicable performance measures, such as operating income (loss) or cash flows from operating activities.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Distributable Cash Flow

WES defines Distributable cash flow as Adjusted EBITDA, plus interest income and the net settlement amounts from the sale and/or purchase of natural gas, condensate and NGLs under WES’s commodity price swap agreements to the extent such amounts are not recognized as Adjusted EBITDA, less net cash paid (or to be paid) for interest expense (including amortization of deferred debt issuance costs originally paid in cash, offset by non-cash capitalized interest), maintenance capital expenditures, Series A Preferred unit distributions and income taxes.

	Three Months Ended June 30,			Six Months Ended June 30,
thousands except Coverage ratio	2017		2016	2017		2016
Reconciliation of Net income (loss) attributable to Western Gas Partners, LP to Distributable cash flow and calculation of the Coverage ratio
Net income (loss) attributable to Western Gas Partners, LP	$173,451		$164,521	$275,340		$280,581
Add:
Distributions from equity investments	28,856		24,491	51,423		49,130
Non-cash equity-based compensation expense	975		1,246	2,221		2,549
Non-cash settled - interest expense, net (1)	—		(15,461)	71		(10,924)
Income tax (benefit) expense	843		326	4,395		6,959
Depreciation and amortization (2)	73,352		66,650	142,401		131,089
Impairments	3,178		2,403	167,920		8,921
Above-market component of swap agreements with Anadarko	16,373		9,552	28,670		16,365
Other expense (2)	95		56	140		56
Less:
Gain (loss) on divestiture and other, net	15,458		(1,907)	134,945		(2,539)
Equity income, net – affiliates	21,728		19,693	41,189		36,507
Cash paid for maintenance capital expenditures (2)	11,402		21,085	22,524		39,982
Capitalized interest	1,060		1,482	1,876		3,331
Cash paid for (reimbursement of) income taxes	—		—	189		67
Series A Preferred unit distributions	—		14,082	7,453		15,969
Other income (2)	250		—	677		122
Distributable cash flow	$247,225		$199,349	$463,728		$391,287
Distributions declared (3)
Limited partners – common units	$135,816			$259,745
General partner	71,675			136,499
Total	$207,491			$396,244
Coverage ratio	1.19	x		1.17	x

(1)	Includes amounts related to the Deferred purchase price obligation - Anadarko.

(2)	Includes WES’s 75% share of depreciation and amortization; other expense; cash paid for maintenance capital expenditures; and other income attributable to Chipeta.

(3)	Reflects cash distributions of $0.890 and $1.765 per unit declared for the three and six months ended June 30, 2017, respectively.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Adjusted EBITDA Attributable to Western Gas Partners, LP

WES defines Adjusted EBITDA as net income (loss) attributable to Western Gas Partners, LP, plus distributions from equity investments, non-cash equity-based compensation expense, interest expense, income tax expense, depreciation and amortization, impairments, and other expense (including lower of cost or market inventory adjustments recorded in cost of product), less gain (loss) on divestiture and other, net, income from equity investments, interest income, income tax benefit, and other income.

	Three Months Ended June 30,		Six Months Ended June 30,
thousands	2017	2016	2017	2016
Reconciliation of Net income (loss) attributable to Western Gas Partners, LP to Adjusted EBITDA attributable to Western Gas Partners, LP
Net income (loss) attributable to Western Gas Partners, LP	$173,451	$164,521	$275,340	$280,581
Add:
Distributions from equity investments	28,856	24,491	51,423	49,130
Non-cash equity-based compensation expense	975	1,246	2,221	2,549
Interest expense	35,746	12,883	71,250	44,919
Income tax expense	843	326	4,395	6,959
Depreciation and amortization (1)	73,352	66,650	142,401	131,089
Impairments	3,178	2,403	167,920	8,921
Other expense (1)	95	56	140	56
Less:
Gain (loss) on divestiture and other, net	15,458	(1,907)	134,945	(2,539)
Equity income, net – affiliates	21,728	19,693	41,189	36,507
Interest income – affiliates	4,225	4,225	8,450	8,450
Other income (1)	250	—	677	122
Adjusted EBITDA attributable to Western Gas Partners, LP	$274,835	$250,565	$529,829	$481,664
Reconciliation of Net cash provided by operating activities to Adjusted EBITDA attributable to Western Gas Partners, LP
Net cash provided by (used in) operating activities	$240,536	$157,363	$433,152	$393,866
Interest (income) expense, net	31,521	8,658	62,800	36,469
Uncontributed cash-based compensation awards	(209)	86	(172)	158
Accretion and amortization of long-term obligations, net	(1,038)	14,522	(2,139)	9,055
Current income tax (benefit) expense	204	198	628	4,979
Other (income) expense, net	(253)	53	(683)	(71)
Distributions from equity investments in excess of cumulative earnings – affiliates	5,768	5,827	9,221	10,611
Changes in operating working capital:
Accounts receivable, net	(10,876)	45,800	(9,363)	33,242
Accounts and imbalance payables and accrued liabilities, net	12,035	20,205	41,975	2,227
Other	(131)	1,309	(116)	(1,739)
Adjusted EBITDA attributable to noncontrolling interest	(2,722)	(3,456)	(5,474)	(7,133)
Adjusted EBITDA attributable to Western Gas Partners, LP	$274,835	$250,565	$529,829	$481,664
Cash flow information of Western Gas Partners, LP
Net cash provided by (used in) operating activities			$433,152	$393,866
Net cash provided by (used in) investing activities			(363,131)	(952,824)
Net cash provided by (used in) financing activities			(239,749)	618,692

(1)	Includes WES’s 75% share of depreciation and amortization; other expense; and other income attributable to Chipeta.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Adjusted Gross Margin Attributable to Western Gas Partners, LP

WES defines Adjusted gross margin as total revenues and other, less cost of product and reimbursements for electricity-related expenses recorded as revenue, plus distributions from equity investments and excluding the noncontrolling interest owner’s proportionate share of revenue and cost of product.

	Three Months Ended June 30,		Six Months Ended June 30,
thousands	2017	2016	2017	2016
Reconciliation of Operating income (loss) to Adjusted gross margin attributable to Western Gas Partners, LP
Operating income (loss)	$207,608	$176,362	$346,000	$329,765
Add:
Distributions from equity investments	28,856	24,491	51,423	49,130
Operation and maintenance	76,148	75,173	149,908	151,386
General and administrative	10,585	10,883	23,244	22,160
Property and other taxes	11,924	12,078	24,218	22,428
Depreciation and amortization	74,031	67,305	143,733	132,400
Impairments	3,178	2,403	167,920	8,921
Less:
Gain (loss) on divestiture and other, net	15,458	(1,907)	134,945	(2,539)
Proceeds from business interruption insurance claims	24,115	2,603	29,882	2,603
Equity income, net – affiliates	21,728	19,693	41,189	36,507
Reimbursed electricity-related charges recorded as revenues	14,046	14,869	28,015	30,537
Adjusted gross margin attributable to noncontrolling interest	3,435	4,183	7,311	8,604
Adjusted gross margin attributable to Western Gas Partners, LP	$333,548	$329,254	$665,104	$640,478
Adjusted gross margin attributable to Western Gas Partners, LP for natural gas assets	$297,778	$294,661	$599,283	$571,190
Adjusted gross margin for crude, NGL and produced water assets	35,770	34,593	65,821	69,288

Western Gas Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
thousands except per-unit amounts	2017	2016	2017	2016
Revenues and other
Gathering, processing and transportation	$299,435	$301,136	$607,249	$595,140
Natural gas and natural gas liquids sales	224,824	126,993	431,349	215,549
Other	1,191	535	3,045	1,116
Total revenues and other	525,450	428,664	1,041,643	811,805
Equity income, net – affiliates	21,728	19,693	41,189	36,507
Operating expenses
Cost of product	203,277	104,849	392,636	181,316
Operation and maintenance	76,148	75,173	149,908	151,386
General and administrative	10,585	10,883	23,244	22,160
Property and other taxes	11,924	12,078	24,218	22,428
Depreciation and amortization	74,031	67,305	143,733	132,400
Impairments	3,178	2,403	167,920	8,921
Total operating expenses	379,143	272,691	901,659	518,611
Gain (loss) on divestiture and other, net	15,458	(1,907)	134,945	(2,539)
Proceeds from business interruption insurance claims	24,115	2,603	29,882	2,603
Operating income (loss)	207,608	176,362	346,000	329,765
Interest income – affiliates	4,225	4,225	8,450	8,450
Interest expense	(35,746)	(12,883)	(71,250)	(44,919)
Other income (expense), net	253	(53)	683	71
Income (loss) before income taxes	176,340	167,651	283,883	293,367
Income tax (benefit) expense	843	326	4,395	6,959
Net income (loss)	175,497	167,325	279,488	286,408
Net income attributable to noncontrolling interest	2,046	2,804	4,148	5,827
Net income (loss) attributable to Western Gas Partners, LP	$173,451	$164,521	$275,340	$280,581
Limited partners’ interest in net income (loss):
Net income (loss) attributable to Western Gas Partners, LP	$173,451	$164,521	$275,340	$280,581
Pre-acquisition net (income) loss allocated to Anadarko	—	—	—	(11,326)
Series A Preferred units interest in net (income) loss	(14,199)	(23,121)	(42,373)	(25,450)
General partner interest in net (income) loss	(76,365)	(58,381)	(144,527)	(113,781)
Common and Class C limited partners’ interest in net income (loss)	$82,887	$83,019	$88,440	$130,024
Net income (loss) per common unit – basic and diluted	$0.49	$0.55	$0.53	$0.86
Weighted-average common units outstanding – basic	148,864	130,669	141,696	129,830
Weighted-average common units outstanding – diluted	165,248	163,227	165,149	153,291

Western Gas Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

thousands except number of units	June 30, 2017	December 31, 2016
Current assets	$334,802	$594,014
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	5,347,794	5,049,932
Other assets	1,803,119	1,829,082
Total assets	$7,745,715	$7,733,028
Current liabilities	$277,395	$315,305
Long-term debt	3,253,065	3,091,461
Asset retirement obligations and other	152,695	149,043
Deferred purchase price obligation – Anadarko	—	41,440
Total liabilities	$3,683,155	$3,597,249
Equity and partners’ capital
Series A Preferred units (zero and 21,922,831 units issued and outstanding at June 30, 2017, and December 31, 2016, respectively)	$—	$639,545
Common units (152,602,105 and 130,671,970 units issued and outstanding at June 30, 2017, and December 31, 2016, respectively)	3,070,608	2,536,872
Class C units (21,743,318 and 12,358,123 units issued and outstanding at June 30, 2017, and December 31, 2016, respectively)	764,174	750,831
General partner units (2,583,068 units issued and outstanding at June 30, 2017, and December 31, 2016)	165,442	143,968
Noncontrolling interest	62,336	64,563
Total liabilities, equity and partners’ capital	$7,745,715	$7,733,028

Western Gas Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended June 30,
thousands	2017	2016
Cash flows from operating activities
Net income (loss)	$279,488	$286,408
Adjustments to reconcile net income (loss) to net cash provided by operating activities and changes in working capital:
Depreciation and amortization	143,733	132,400
Impairments	167,920	8,921
(Gain) loss on divestiture and other, net	(134,945)	2,539
Change in other items, net	(23,044)	(36,402)
Net cash provided by (used in) operating activities	$433,152	$393,866
Cash flows from investing activities
Capital expenditures	$(260,480)	$(255,923)
Contributions in aid of construction costs from affiliates	1,343	3,854
Acquisitions from affiliates	(3,910)	(715,199)
Acquisitions from third parties	(155,287)	—
Investments in equity affiliates	(287)	139
Distributions from equity investments in excess of cumulative earnings – affiliates	9,221	10,611
Proceeds from the sale of assets to affiliates	—	613
Proceeds from the sale of assets to third parties	23,292	137
Proceeds from property insurance claims	22,977	2,944
Net cash provided by (used in) investing activities	$(363,131)	$(952,824)
Cash flows from financing activities
Borrowings, net of debt issuance costs	$159,989	$530,000
Repayments of debt	—	(290,000)
Settlement of the Deferred purchase price obligation – Anadarko	(37,346)	—
Increase (decrease) in outstanding checks	(2,763)	(1,314)
Proceeds from the issuance of common units, net of offering expenses	(183)	25,000
Proceeds from the issuance of Series A Preferred units, net of offering expenses	—	686,940
Distributions to unitholders	(381,771)	(313,380)
Distributions to noncontrolling interest owner	(6,375)	(7,460)
Net contributions from (distributions to) Anadarko	30	(27,459)
Above-market component of swap agreements with Anadarko	28,670	16,365
Net cash provided by (used in) financing activities	$(239,749)	$618,692
Net increase (decrease) in cash and cash equivalents	$(169,728)	$59,734
Cash and cash equivalents at beginning of period	357,925	98,033
Cash and cash equivalents at end of period	$188,197	$157,767

Western Gas Partners, LP
OPERATING STATISTICS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Throughput for natural gas assets (MMcf/d)
Gathering, treating and transportation	866	1,508	1,155	1,553
Processing	2,555	2,320	2,498	2,226
Equity investment (1)	158	170	160	178
Total throughput for natural gas assets	3,579	3,998	3,813	3,957
Throughput attributable to noncontrolling interest for natural gas assets	107	128	108	132
Total throughput attributable to Western Gas Partners, LP for natural gas assets	3,472	3,870	3,705	3,825
Throughput for crude, NGL and produced water assets (MBbls/d)
Gathering, treating and transportation	50	59	47	59
Equity investment (2)	132	128	129	127
Total throughput for crude, NGL and produced water assets	182	187	176	186
Adjusted gross margin per Mcf attributable to Western Gas Partners, LP for natural gas assets (3)	$0.94	$0.84	$0.89	$0.82
Adjusted gross margin per Bbl for crude, NGL and produced water assets (4)	2.15	2.03	2.07	2.05

(1)	Represents WES’s 14.81% share of average Fort Union throughput and 22% share of average Rendezvous throughput.

(2)
Represents WES’s 10% share of average White Cliffs throughput, WES’s 25% share of average Mont Belvieu JV throughput, WES’s 20% share of average TEG and TEP throughput, and WES’s 33.33% share of average FRP throughput.

(3)
Average for period. Calculated as Adjusted gross margin attributable to Western Gas Partners, LP for natural gas assets (total revenues and other for natural gas assets, less reimbursements for electricity-related expenses recorded as revenue and cost of product for natural gas assets, plus distributions from WES’s equity investments in Fort Union and Rendezvous, and excluding the noncontrolling interest owner’s proportionate share of revenue and cost of product), divided by total throughput (MMcf/d) attributable to Western Gas Partners, LP for natural gas assets.

(4)
Average for period. Calculated as Adjusted gross margin for crude, NGL and produced water assets (total revenues and other for crude, NGL and produced water assets, less reimbursements for electricity-related expenses recorded as revenue and cost of product for crude, NGL and produced water assets, plus distributions from WES’s equity investments in White Cliffs, the Mont Belvieu JV, TEG, TEP and FRP), divided by total throughput (MBbls/d) for crude, NGL and produced water assets.

Western Gas Equity Partners, LP
CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
(Unaudited)

thousands except per-unit amount and Coverage ratio	Three Months Ended June 30, 2017
Distributions declared by Western Gas Partners, LP:
General partner interest	$3,454
Incentive distribution rights	68,221
Common units held by WGP	44,618
Less:
Public company general and administrative expense	612
Interest expense	551
Cash available for distribution	$115,130
Declared distribution per common unit	$0.52750
Distributions declared by Western Gas Equity Partners, LP	$115,487
Coverage ratio	1.00	x

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
thousands except per-unit amounts	2017	2016	2017	2016
Revenues and other
Gathering, processing and transportation	$299,435	$301,136	$607,249	$595,140
Natural gas and natural gas liquids sales	224,824	126,993	431,349	215,549
Other	1,191	535	3,045	1,116
Total revenues and other	525,450	428,664	1,041,643	811,805
Equity income, net – affiliates	21,728	19,693	41,189	36,507
Operating expenses
Cost of product	203,277	104,849	392,636	181,316
Operation and maintenance	76,148	75,173	149,908	151,386
General and administrative	11,197	11,887	24,673	24,402
Property and other taxes	11,924	12,093	24,218	22,443
Depreciation and amortization	74,031	67,305	143,733	132,400
Impairments	3,178	2,403	167,920	8,921
Total operating expenses	379,755	273,710	903,088	520,868
Gain (loss) on divestiture and other, net	15,458	(1,907)	134,945	(2,539)
Proceeds from business interruption insurance claims	24,115	2,603	29,882	2,603
Operating income (loss)	206,996	175,343	344,571	327,508
Interest income – affiliates	4,225	4,225	8,450	8,450
Interest expense	(36,297)	(13,429)	(72,330)	(45,568)
Other income (expense), net	272	(36)	718	105
Income (loss) before income taxes	175,196	166,103	281,409	290,495
Income tax (benefit) expense	843	326	4,395	6,959
Net income (loss)	174,353	165,777	277,014	283,536
Net income (loss) attributable to noncontrolling interests	69,409	76,914	96,130	112,857
Net income (loss) attributable to Western Gas Equity Partners, LP	$104,944	$88,863	$180,884	$170,679
Limited partners’ interest in net income (loss):
Net income (loss) attributable to Western Gas Equity Partners, LP	$104,944	$88,863	$180,884	$170,679
Pre-acquisition net (income) loss allocated to Anadarko	—	—	—	(11,326)
Limited partners’ interest in net income (loss)	$104,944	$88,863	$180,884	$159,353
Net income (loss) per common unit – basic and diluted	$0.48	$0.41	$0.83	$0.73
Weighted-average common units outstanding – basic and diluted	218,931	218,921	218,930	218,920

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

thousands except number of units	June 30, 2017	December 31, 2016
Current assets	$335,683	$595,591
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	5,347,794	5,049,932
Other assets	1,804,275	1,830,574
Total assets	$7,747,752	$7,736,097
Current liabilities	$277,536	$315,387
Long-term debt	3,281,065	3,119,461
Asset retirement obligations and other	152,695	149,043
Deferred purchase price obligation – Anadarko	—	41,440
Total liabilities	$3,711,296	$3,625,331
Equity and partners’ capital
Common units (218,933,141 and 218,928,570 units issued and outstanding at June 30, 2017, and December 31, 2016, respectively)	$1,070,254	$1,048,143
Noncontrolling interests	2,966,202	3,062,623
Total liabilities, equity and partners’ capital	$7,747,752	$7,736,097

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended June 30,
thousands	2017	2016
Cash flows from operating activities
Net income (loss)	$277,014	$283,536
Adjustments to reconcile net income (loss) to net cash provided by operating activities and changes in working capital:
Depreciation and amortization	143,733	132,400
Impairments	167,920	8,921
(Gain) loss on divestiture and other, net	(134,945)	2,539
Change in other items, net	(22,364)	(35,581)
Net cash provided by (used in) operating activities	$431,358	$391,815
Cash flows from investing activities
Capital expenditures	$(260,480)	$(255,923)
Contributions in aid of construction costs from affiliates	1,343	3,854
Acquisitions from affiliates	(3,910)	(715,199)
Acquisitions from third parties	(155,287)	—
Investments in equity affiliates	(287)	139
Distributions from equity investments in excess of cumulative earnings – affiliates	9,221	10,611
Proceeds from the sale of assets to affiliates	—	613
Proceeds from the sale of assets to third parties	23,292	137
Proceeds from property insurance claims	22,977	2,944
Net cash provided by (used in) investing activities	$(363,131)	$(952,824)
Cash flows from financing activities
Borrowings, net of debt issuance costs	$159,989	$556,017
Repayments of debt	—	(290,000)
Settlement of the Deferred purchase price obligation – Anadarko	(37,346)	—
Increase (decrease) in outstanding checks	(2,763)	(1,314)
Proceeds from the issuance of WES common units, net of offering expenses	(183)	—
Proceeds from the issuance of WES Series A Preferred units, net of offering expenses	—	686,940
Distributions to WGP unitholders	(208,803)	(181,156)
Distributions to Chipeta noncontrolling interest owner	(6,375)	(7,460)
Distributions to noncontrolling interest owners of WES	(171,689)	(130,947)
Net contributions from (distributions to) Anadarko	30	(27,459)
Above-market component of swap agreements with Anadarko	28,670	16,365
Net cash provided by (used in) financing activities	$(238,470)	$620,986
Net increase (decrease) in cash and cash equivalents	$(170,243)	$59,977
Cash and cash equivalents at beginning of period	359,072	99,694
Cash and cash equivalents at end of period	$188,829	$159,671